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                                                                    EXHIBIT 10.8
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                    LEADING BORROWER'S REVOLVING CREDIT NOTE

$8,000,000                                                          New York, NY
                                                              September 29, 2000

For value received, the receipt and sufficiency of which are hereby acknowledged, EDAC Technologies Corporation, a Wisconsin corporation ("Leading Borrower"), as one of the Borrowers under and as defined in that certain Loan and Security Agreement (as the same may be amended, restated or supplemented from time to time, the "Agreement") of even date herewith among this Borrower, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), and the other parties signatory thereto, hereby promises to pay to the order of Lender the sum of $8,000,000 or such greater or lesser amount as shall be advanced by Lender to this Borrower from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance made to this Borrower. This Note is one of the Revolving Credit Notes issued under the Agreement to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligation, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF New York.

                                            EDAC TECHNOLOGIES CORPORATION
                                            ("Leading Borrower")


                                            By:/s/Ronald G. Popolizio
                                               -------------------------------
                                                Name: Ronald G. Popolizio
                                                Title: EVP and CFO

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                     SECOND BORROWER'S REVOLVING CREDIT NOTE

$8,000,000                                                          New York, NY
                                                              September 29, 2000

For value received, the receipt and sufficiency of which are hereby acknowledged, Apex Machine Tool Company, Inc., a Connecticut corporation ("Second Borrower"), as one of the Borrowers under and as defined in that certain Loan and Security Agreement (as the same may be amended, restated or supplemented from time to time, the "Agreement") of even date herewith among this Borrower, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), and the other parties signatory thereto, hereby promises to pay to the order of Lender the sum of $8,000,000 or such greater or lesser amount as shall be advanced by Lender to Borrower from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance made to this Borrower. This Note is one of the Revolving Credit Notes issued under the Agreement to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF New York.

                                            Apex Machine Tool Company, Inc.
                                            ("Second Borrower")


                                            By:/s/Ronald G. Popolizio
                                               ------------------------------
                                                Name: Ronald G. Popolizio
                                                Title:Secretary

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